FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2000-2

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of November 29, 2000 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., ad Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending                                             August 31, 2003
Determination Date                                            September 8, 2003
Distribution Date                                             September 15, 2003

                                                                      -----
                                                                      -----
Class A and Class B Accumulation Period ("Y" or "N")?                    N
                                                                      -----
                                                                      -----
Early Amortization Period ("Y" or "N")?                                  N
                                                                      -----
                                                                      -----
Sharing Principal Collections with another Series ("Y" or "N")?          N
                                                                      -----
                                                                      -----

MASTER TRUST INFORMATION

Receivables

1.      The aggregate amount of Eligible Receivables as of the end of
        the last day of the relevant Due Period                                              $1,633,913,800.51

2.      The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period
        (not including reduction for Discount Option Receivables)                            $1,595,496,896.58

3.      The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
        (including reduction for Discount Option Receivables)                                $1,571,997,802.30

4.      The aggregate amount of Finance Charge Receivables as of
        the end of the last day of the relevant Due Period
        (not including increase for Discount Option Receivables)                             $   38,416,903.93

5.      The aggregate amount of Finance Charge Receivables as of
        the end of the last day of the relevant Due Period
        (including increase for Discount Option Receivables)                                 $   61,915,998.21

6.      The aggregate amount of Discount Option Receivables as of
                                                                                             -----------------
                                                                                             -----------------
        the end of the last day of the relevant Due Period                                   $   23,499,094.28
                                                                                             -----------------
                                                                                             -----------------

7.      The Transferor Amount as of the end of the last day of the
        relevant Due Period                                                                  $   25,897,802.30

8.      The Minimum Transferor Amount as of the end of the last
        day of the relevant Due Period                                                       $            0.00

9.      The Excess Funding Account Balance as of the end of the
        last day of the relevant Due Period                                                  $            0.00

10.     The aggregate principal balance of Receivables determined to be
        Receivables of Defaulted Accounts for the relevant Due Period                        $   10,444,052.49

11.     The aggregate amount of Recoveries for the relevant Due Period                       $    1,568,702.71

12.     The Default Amount for the relevant Due Period                                       $    8,875,349.78

Collections

13.     The aggregate amount of Collections of Principal Receivables for the relevant Due Period
                   a.)  Collection of Principal Receivables:                                 $  175,975,429.11
                   b.)  Discount Receivable Collections:                                     $   (2,443,441.95)
                                                                                             -----------------
                                                                                             -----------------
                   c.) Total Principal Receivable Collections:                               $  173,531,987.16

14.     a) Collections of Finance Charge Receivables for the
            relevant Due Period
                   a.)  Collection of Finance Charge Receivables                             $   21,019,794.24
                   b.)  Interchange Amount                                                   $      762,793.07
                   c.)  Discount Receivable Collections                                      $    2,443,441.95
                                                                                             -----------------
                                                                                             -----------------
                   d.)  Total Finance Charge Receivable Collections                          $   24,226,029.26

15.     The aggregate amount of interest earnings (net of losses
        and investment expenses) on the Excess Funding
        Account for the relevant Due Period                                                  $            0.00

16.     The aggregate amount of Collections processed for the relevant
        Due Period (sum of lines 11+13+14+15)                                                $  199,326,719.13

                                                                                             -----------------
                                                                                             -----------------
17.     The average Discount Percentage for the relevant Due Period                          %           2.00%
                                                                                             -----------------
                                                                                             -----------------

Invested Amounts

18.     The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  352,000,000.00
                   b.  Class B                                                               $  119,100,000.00
                                                                                             -----------------
                                                                                             -----------------
                   c.  Total Invested Amount (sum of a - b)                                  $  471,100,000.00

19.     The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  200,750,000.00
                   b.  Class B                                                               $   31,625,000.00
                   c.  Collateralized Trust Obligation                                       $   26,125,000.00
                   d.  Class D                                                               $   16,500,000.00
                                                                                             -----------------
                                                                                             -----------------
                   e.  Total Invested Amount (sum of a - d)                                  $  275,000,000.00

20.     The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  217,500,000.00
                   b.  Class B                                                               $   34,500,000.00
                   c.  Collateralized Trust Obligation                                       $   28,500,000.00
                   d.  Class D                                                               $   16,500,000.00
                   e.  Class E                                                               $    3,000,000.00
                                                                                             -----------------
                                                                                             -----------------
                   f.  Total Invested Amount (sum of a - e)                                  $  300,000,000.00

21.     The Series 2003-1 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $            0.00
                   b.  Class B                                                               $            0.00
                                                                                             -----------------
                                                                                             -----------------
                   c.  Total Invested Amount (sum of a - b)                                  $            0.00

22.     The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  322,500,000.00
                   b.  Class B                                                               $   65,000,000.00
                   c.  Collateralized Trust Obligation                                       $   56,250,000.00
                   d.  Class D                                                               $   56,250,000.00
                                                                                             -----------------
                                                                                             -----------------
                   e.  Total Invested Amount (sum of a - e)                                  $  500,000,000.00

23.     Certificates outstanding as of the end of the last day of the
        relevant Due Period                                                                  $1,546,100,000.00

Investor Amounts

24.     The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  352,000,000.00
                   b.  Class B                                                               $  119,100,000.00
                                                                                             -----------------
                                                                                             -----------------
                   c.  Total Investor Amount (sum of a - b)                                  $  471,100,000.00

25.     The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  200,750,000.00
                   b.  Class B                                                               $   31,625,000.00
                   c.  Collateralized Trust Obligation                                       $   26,125,000.00
                   d.  Class D                                                               $   16,500,000.00
                                                                                             -----------------
                                                                                             -----------------
                   e.  Total Adjusted Invested Amount (sum of a - d)                         $  275,000,000.00

26.     The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  217,500,000.00
                   b.  Class B                                                               $   34,500,000.00
                   c.  Collateralized Trust Obligation                                       $   28,500,000.00
                   d.  Class D                                                               $   16,500,000.00
                   e. Class E                                                                $    3,000,000.00
                                                                                             -----------------
                                                                                             -----------------
                   f.  Total Adjusted Invested Amount (sum of a - e)                         $  300,000,000.00

27.     The Series 2003-1 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $            0.00
                   b.  Class B                                                               $            0.00
                                                                                             -----------------
                                                                                             -----------------
                   c.  Total Invested Amount (sum of a - b)                                  $            0.00

28.     The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                               $  322,500,000.00
                   b.  Class B                                                               $   65,000,000.00
                   c.  Collateralized Trust Obligation                                       $   56,250,000.00
                   d.  Class D                                                               $   56,250,000.00
                                                                                             -----------------
                                                                                             -----------------
                   f.  Total Invested Amount (sum of a - d)                                  $  500,000,000.00

29.     The aggregate Investor Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        relevant Due Period                                                                  $1,546,100,000.00

Series 2000-2 Allocation Percentages

30.     The Fixed Percentage with respect to the relevant
        Due Period
                   a.  Class A                                                                           0.00%
                   b.  Class B                                                                           0.00%
                   c.  Collateralized Trust Obligation                                                   0.00%
                   d.  Class D                                                                           0.00%
                                                                                             -----------------
                                                                                             -----------------
                   e.  Series 2000-2 Total                                                               0.00%
                                                                                             -----------------
                                                                                             -----------------

31.     The Floating Percentage with respect to the relevant
        Due Period
                   a.  Class A                                                                          13.02%
                   b.  Class B                                                                           2.05%
                   c.  Collateralized Trust Obligation                                                   1.69%
                   d.  Class D                                                                           1.07%
                                                                                             -----------------
                                                                                             -----------------
                   e.  Series 2000-2 Total                                                              17.83%
                                                                                             -----------------
                                                                                             -----------------

Allocation of Collections

32.     The Series 2000-2 allocation of Collections of Principal
        Receivables for the relevant Due Period (line 29 times
        line 13)
                   a.  Class A                                                               $   22,590,657.20
                   b.  Class B                                                               $    3,558,802.16
                   c.  Collateralized Trust Obligation                                       $    2,939,880.05
                   d.  Class D                                                               $    1,856,766.34
                                                                                             -----------------
                                                                                             -----------------
                   e.  Series 2000-2 Total                                                   $   30,946,105.75
                                                                                             -----------------
                                                                                             -----------------

33.     The Series 2000-2 allocation of Collections of Finance
        Charge Receivables for the relevant Due Period (line 29
        times line 14)
                   a.  Class A                                                               $    3,153,781.22
                   b.  Class B                                                               $      496,828.55
                   c.  Collateralized Trust Obligation                                       $      410,423.58
                   d.  Class D                                                               $      259,214.89
                                                                                             -----------------
                                                                                             -----------------
                   e.  Series 2000-2 Total                                                   $    4,320,248.25
                                                                                             -----------------
                                                                                             -----------------

Portfolio Yield and Delinquencies

34.     The Portfolio Yield for the relevant Due Period (including
        Shared Excess Finance Charge Collections, if allocated)
        with respect to Series 2000-2                                                        %          11.95%

35.     The 3-month average Portfolio Yield for the three most recent
        Due Periods                                                                          %          11.88%

36.     The Base Rate for the relevant Due Period                                            %           3.63%

37.     The 3-month average Base Rate for the three most recent
        Due Periods                                                                          %           3.65%

38.     Average Portfolio Yield less average Base Rate                                       %           8.23%

39.     The amount of Shared Excess Finance Charge Collections
        allocable to Series 2000-2 with respect to any Finance Charge
        Shortfall in such Series for the relevant Due Period                                 $            0.00

40. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                             -----------------
                                                                                             -----------------
                        (a)     Delinquent 31 to 60 days                                     $   33,147,073.59
                                                                                             -----------------
                                                                                             -----------------
                        (b)     Delinquent 61 to 90 days                                     $   20,888,279.63
                                                                                             -----------------
                                                                                             -----------------
                        (c)     Delinquent 91 days or more                                   $   34,601,617.48
                                                                                             -----------------
                                                                                             -----------------

Determination of Monthly Interest

41.     Class A Monthly Interest:
                   a.  Class A Monthly Interest                                              $      231,643.19
                   b.  Funds allocated and available to pay Class A
                        Monthly Interest for relevant Due Period (4.3a)                      $    4,320,248.25
                   c.  Class A Interest Shortfall (a less b)                                 $            0.00
                   d.  Class A Additional Interest                                           $            0.00

42.     Class B Monthly Interest:
                   a.  Class B Monthly Interest                                              $       53,375.97
                   b.  Funds allocated and available to pay Class B
                        Monthly Interest for relevant Due Period (4.3b)                      $    2,933,198.57
                   c.  Class B Interest Shortfall (a less b)                                 $            0.00
                   d.  Class B Additional Interest                                           $            0.00

43.     CTO Monthly InterestMonthly Interest:
                   a.  CTO Monthly Interest                                                  $       62,090.42
                   b.  Funds allocated and available to pay CTO
                        Monthly Interest for relevant Due Period                             $    2,697,806.50
                   c.  CTO Interest Shortfall (a less b)                                     $            0.00
                   d.  CTO Additional Interest                                               $            0.00

44.     Class D Monthly Interest
                   a.  Class D Monthly Interest                                              $       39,215.00
                   b.  Funds allocated and available to pay Class D
                        Monthly Interest for relevant Due Period                             $    2,054,521.63
                   c.  Class D Interest Shortfall (a less b)                                 $            0.00
                   d.  Class D Additional Interest                                           $            0.00

Accumulation Period

45.                Required Accumulation Factor Number                                                   11.00
46.                Accumulation Period Factor                                                             1.39
47.                Accumulation Period Length                                                                8
48.                Accumulation Period Commencement Date                                         March 1, 2003
                   Accumulation Period suspended as of 2/28/03 upon delivery
                   of a Qualified Maturity Agreement

Determination of Monthly Principal

49.     Class A Monthly Principal (pursuant to section 4.4a):
                (X)a.  Available Principal Collections                                       $   32,528,854.37
                (Y)a.  Controlled Accumulation Amount                                        $            0.00
                   b.  Deficit Controlled Accumulation Amount                                $            0.00
                   c.  Controlled Deposit Amount                                             $            0.00
                (Z)a.  Class A Adjusted Invested Amount as of end of Due Period              $  200,750,000.00
        Class A Monthly Principal (the least of x,y,z)                                       $            0.00

50.     Class B Monthly Principal (pursuant to section 4.4b)
                (X)a.  Available Principal Collections - Class A Monthly Principal           $   32,528,854.37
                (Y)a.  Controlled Accumulation Amount                                        $            0.00
                   b.  Deficit Controlled Accumulation Amount                                $            0.00
                   c.  Controlled Deposit Amount                                             $            0.00
                (Z)a.  Class B Adjusted Invested Amount as of end of Due Period              $   31,625,000.00
        Class B Monthly Principal (the least of x,y,z)                                       $            0.00

51.     CTO Monthly Principal (pursuant to section 4.4c)
                (X)a.  Available Principal Collections - Class A Monthly
                       Principal and Class B Monthly Principal                               $   32,528,854.37
                (Y)a.  Controlled Accumulation Amount                                        $            0.00
                   b.  Deficit Controlled Accumulation Amount                                $            0.00
                   c.  Controlled Deposit Amount                                             $            0.00
                (Z).a. CTO Adjusted Invested Amount as of end of Due Period                  $   26,125,000.00
        CTO Monthly Principal (the least of x,y,z)                                           $            0.00

52.     Class D Monthly Principal (pursuant to section 4.4d)
        (distributable only after CTO is paid in full)                                       $            0.00

Available Funds

53.     Class A Available Funds
                   a.  Class A Finance Charge allocation (line 32a)                          $    3,153,781.22
                   b.  Class A Cap Payment                                                   $            0.00
                   c.  The amount of Principal Funding Investment Proceeds and
                        Reserve Account Investment Proceeds for such prior Due Period        $            0.00
                   d.  Any amount of Reserve Account withdrawn and
                        included in Class A Available Funds (section 4.14d)                  $            0.00
                   e.  Class A Available Funds (sum a-d)                                     $    3,153,781.22

54.     Class B Available Funds
                   a.  Class B Finance Charge allocation (line 32b)                          $      496,828.55
                   b.  Class B Cap Payment                                                   $            0.00
                   c.  The amount of Principal Funding Investment Proceeds and
                       Reserve Account Investment Proceeds for such prior Due Period         $            0.00
                   d.  Any amount of Reserve Account withdrawn and
                        included in Class B Available Funds (section 4.14d)                  $            0.00
                   e.  Class B Available Funds (sum a-d)                                     $      496,828.55

55.     CTO Available Funds:
                   a.  CTO Finance Charge allocation (line 32c)                              $      410,423.58
                   b.  On or After CTO Principal Commencement Date, the
                        amount of Principal Funding Investment Proceeds  and
                        Reserve Account Investment Proceeds for such prior Due Period        $            0.00
                   c.  Any amount of Reserve Account withdrawn and
                        included in CTO Available Funds (section 4.14d)                      $            0.00
                   d.  CTO Available Funds (sum a-c)                                         $      410,423.58

56.     Class D Available Funds
                   a.  Class D Finance Charge allocation (line 32d)                          $      259,214.89

Reallocated Principal Collections

57.     Class D Subordinated Principal Collections (to the extent                            $            0.00
        needed to fund Required Amounts)

58.     Collateral Subordinated Principal Collections (to the extent                         $            0.00
        needed to fund Required Amounts)

59.     Class B Subordinated Principal Collections (to the extent                            $            0.00
        needed to fund Required Amounts)

60.     Total Reallocated Principal Collections                                              $            0.00

Investor Default Amounts

61.     Class A Investor Default Amount                                                      $    1,155,406.49
                                                                                                         6.78%

62.     Class B Investor Default Amount                                                      $      182,016.09
                                                                                             %           6.78%

63.     CTO Investor Default Amount                                                          $      150,361.12
                                                                                             %           6.78%

64.     Class D Investor Default Amount                                                      $       94,964.92
                                                                                             %           6.78%

65.     Aggregate Investor Default Amount                                                    $    1,582,748.62
                                                                                             %           6.78%
Allocable Amounts for Series 2000-2

66.     The Allocable Amount for Series 2000-2 as of the end of the
        relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amt)
             Class A                                                                         $    1,155,406.49
             Class B                                                                         $      182,016.09
             Class C                                                                         $      150,361.12
             Class D                                                                         $       94,964.92
        Aggregate Allocable Amount                                                           $    1,582,748.62

Required Amounts for Series 2000-2

67.     Class A Required Amount (section 4.5a)
                   a.  Class A Monthly Interest for current Distribution
                        Date                                                                 $      231,643.19
                   b.  Class A Monthly Interest previously due but not
                        paid                                                                 $            0.00
                   c.  Class A Additional Interest for prior Due Period
                        or previously due but not paid                                       $            0.00
                   d.  Class A Investor Allocable Amount                                     $    1,155,406.49
                   e.  Class A Servicing Fee (if FNANB is no longer
                        servicer)                                                            $            0.00
                   f.   Class A Available Funds                                              $    3,153,781.22
                   g.  Class A Required Amount (sum of a-e minus f)                          $            0.00

68.     Class B Required Amount (section 4.5b)
                   a.  Class B Monthly Interest for current Distribution
                        Date                                                                 $       53,375.97
                   b.  Class B Monthly Interest previously due but not
                        paid                                                                 $            0.00
                   c.  Class B Additional Interest for prior Due Period
                        or previously due but not paid                                       $            0.00
                   d.  Class B Servicing Fee (if FNANB is no longer
                        servicer)                                                            $            0.00
                   e.  Class B Available Funds                                               $      496,828.55
                   f.  Class B Allocable Amount                                              $      182,016.09
                   g.  Class B Required Amount ((sum of a-d) minus e
                        plus f)                                                              $      182,016.09

69.     CTO Required Amount (section 4.5c)
                   a.  CTO Monthly Interest for current
                        Distribution date                                                    $       62,090.42
                   b.  CTO Monthly Interest previously
                        due but not paid                                                     $            0.00
                   c.  CTO Additional Interest for prior
                        Due Period or previously due but not paid                            $            0.00
                   d.  CTO Servicing Fee (if FNANB is
                        no longer servicer)                                                  $            0.00
                   e.  Amounts available to pay a-d                                          $    2,697,806.50
                   f.   Excess of Collateral Allocable Amount
                        over funds available to make payments                                $            0.00
                   g.  CTO Required Amount ((sum of
                        a-d) minus e plus f)                                                 $            0.00

Investor Charge-Offs

70.     Class A Investor Charge-Offs and the
        reductions in the Class B Invested Amount, Collateralized Trust Obligation
        Amount and Class D Invested Amount
                   a.  Class A                                                               $            0.00
                   b.  Class B                                                               $            0.00
                   c.  Collateralized Trust Obligation Amount                                $            0.00
                   d.  Class D                                                               $            0.00

71.     Class B Investor Charge-Offs and the
        reductions in the Collateralized Trust Obligation Amount and Class D
        Invested Amount
                   a.  Class B                                                               $            0.00
                   b.  Collateralized Trust Obligation Amount                                $            0.00
                   c.  Class D                                                               $            0.00

72.     Collateral Charge-Offs and the reductions
        in Class D Invested Amount
                   a.  Collateralized Trust Obligation Amount                                $            0.00
                   b.  Class D                                                               $            0.00

        Class D Charge-Offs and the reductions
        in Class D Invested Amount
                   a.  Class D                                                               $            0.00

Servicing Fee
        (2% of total Invested Amount)
73.     Class A Servicing Fee for the relevant Due Period                                    $      334,583.33

74.     Class B Servicing Fee for the relevant Due Period                                    $       52,708.33

75.     CTO Servicing Fee for the relevant Due Period                                        $       43,541.67

76.     Class D Servicing Fee for the relevant Due Period                                    $       27,500.00


Reserve Account

77.     Lowest historical 3 month average Portfolio Yield less 3 month
        average Base Rate (must be > 4%, or line 76 will adjust accordingly)                 %           5.59%

78.     Reserve Account Funding Date (based on line 75)                                      Suspended

79.     Required Reserve Account Amount (after the Reserve Account
        Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)             $            0.00

80.     Covered Amount                                                                       $            0.00

81.     Available Reserve Account Amount
                   a.  Reserve Draw Amount (covered amount - p.f. proceeds)                  $            0.00
                   b.  Reserve Account Investment Proceeds                                   $            0.00
                   c.  Amount on deposit in the Reserve Account at the end of the
                        relevant Due Period less Investment Proceeds                         $            0.00
                   d.  Required Reserve Account Amount (line 77)                             $            0.00
                   e.  Available Reserve Account Amount (after Reserve Draw)                 $            0.00
                                                                                             -----------------
                                                                                             -----------------
                   f.   Required Reserve Account Deposit on Distribution Date                $            0.00
                                                                                             -----------------
                                                                                             -----------------

Principal Funding Account

82.     Principal Funding Account Balance at the beginning of the Due Period
        less investment proceeds.                                                            $            0.00

83.     a.  Daily Deposits to the Principal Funding Account during the
             relevant Due Period (pursuant to sec 4.6f)                                      $            0.00
        b.  Principal Funding Account Investment Proceeds                                    $            0.00

84.     Withdrawals from the Principal Funding Account during the relevant
        Due Period                                                                           $            0.00

85.     Principal Funding Account Balance as of the last day of the
        relevant Due Period less investment proceeds.                                        $            0.00

Spread Account
86.     Required Spread Account Percentage
        a.  Portfolio Yield                                                                  %          11.95%
        b.  Average Excess Spread Percentage                                                 %           8.23%
        c.  Required Spread Account Percentage                                               %           0.00%
87.     Spread Account Activity
        a.  Spread account balance as of the beginning of the due period                     $            0.00
        b.  Deposits/(withdrawals) during the due period                                     $            0.00
        c.  Spread Account balance as of the end of the due period                           $            0.00
        d.  Investment Proceeds                                                              $            0.00
        e.  Spread Account balance as of the end of the due period,
              net of Investment Proceeds                                                     $            0.00
        f.  Withdrawals on the Distribution Date                                             $            0.00
88.     Spread Account Required Amounts
        a.  Available Spread Account Amount                                                  $            0.00
        b.  Required Spread Account Amount                                                   $            0.00
        c.  Excess on Deposit over/(Deficiency) under.  the
             Required Spread Account Amount                                                  $            0.00
        d.  Deposits on the Distribution Date                                                $            0.00
        e.  Distributions to the Transferor                                                  $            0.00
        f.  Spread Account Balance as of the end of the Distribution Date                    $            0.00
89.     Spread Account Funding
        Amount applied to fund Spread Account attributed to
            Excess Spread and Shared Excess Finance Charge Collections                       $            0.00


90.     LIBOR Determination date for the relevant Due Period                                           8/13/03

91.     LIBOR rate for the relevant Due Period                                               %        1.11000%

92. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.



        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of September, 2003.


                           FIRST NORTH AMERICAN NATIONAL BANK,
                           as Servicer


                           By /s/Philip J. Dunn
                           Name:  Philip J. Dunn
                           Title:  Vice President